WESTCORE TRUST

Supplement dated November 27, 2006 to the Westcore Equity and Bond Funds Prospectus dated September 28, 2006.

This supplement is to be used with the prospectus dated September 28, 2006.  This supplement together with the prospectus constitutes a current prospectus.

The following paragraph replaces the paragraph regarding Westcore International Frontier Fund on page 71 in the section titled "Investment Personnel."

The Westcore International Frontier Fund is managed by the International Small-Cap Research Team at Denver Investment Advisors LLC. Mr. John C. Fenley, CFA is the Director of this investment team. Mr. Fenley is further supported by dedicated research analysts. The team members recommend purchase and sell decisions for the Fund and then meet as a team to discuss and review these recommendations to determine whether the recommendations are compatible with the Fund's investment objective. Mr. Fenley then makes a final decision whether to buy or sell a security.

The paragraph relating to Mr. Schor on page 73 is hereby deleted.

The following paragraph replaces the paragraph regarding Mr. Fenley on page 73 in the section titled "Portfolio Managers."

John C. Fenley, CFA, a Vice President of Denver Investment Advisors, has been appointed Lead Portfolio Manager of Westcore International Frontier Fund effective November 27, 2006. Mr. Fenley was Co-Portfolio Manager from October 1, 2003 through November 26, 2006. Mr. Fenley has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Fenley worked for Hansberger Global Investors, Inc. where he was a portfolio manager and research analyst since 1997. Mr. Fenley has 16 years of total professional experience.

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